SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2011

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts  02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On July 11, 2011, Cubist Pharmaceuticals, Inc. (“Cubist”) completed its acquisition of the building and land located at 45-55 Hayden Avenue in Lexington, MA from The Realty Associates Fund VI, L.P. (“RA Fund”) pursuant to an Agreement of Purchase and Sale entered into by Cubist and the RA Fund on June 17, 2011 (the “P&S”).  As consideration for the acquisition and pursuant to the terms of the P&S, Cubist paid to the RA Fund, upon the closing of the acquisition, an aggregate of $53,550,000, subject to certain adjustments.

The foregoing description of the transaction contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the P&S, which will be filed with the Securities Exchange Commission as an exhibit to Cubist’s Quarterly Report on Form 10-Q for the quarter ending on June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ David W. J. McGirr
David W. J. McGirr
Senior Vice President and
Chief Financial Officer

Dated: July 15, 2011